UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2024
 ______________________
HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________
Delaware
(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
 ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on March 7, 2024. Of the 234,720,600 shares outstanding and entitled to vote, 211,047,550 shares were represented at the meeting, constituting a quorum of 89.91%.

All nine director nominees were elected to the Board for a one-year term.

In addition to electing directors, the stockholders:
•provided advisory approval of the Company’s executive compensation (“say-on-pay”); and
•ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 28, 2024.

The results of the votes for each of these proposals were as follows:

Proposal 1.    Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Stephen P. MacMillan	177,575,745	21,294,210	829,038	11,348,557
Sally W. Crawford	180,158,513	19,384,835	155,645	11,348,557
Charles J. Dockendorff	191,011,111	8,522,734	165,148	11,348,557
Scott T. Garrett	178,093,029	21,440,116	165,848	11,348,557
Ludwig N. Hantson	189,737,186	9,785,642	176,165	11,348,557
Nanaz Mohtashami	198,338,456	1,193,866	166,671	11,348,557
Christiana Stamoulis	192,273,518	7,258,211	167,264	11,348,557
Stacey D. Stewart	196,452,418	3,075,078	171,497	11,348,557
Amy M. Wendell	196,463,887	3,069,052	166,054	11,348,557

Proposal 2.    Advisory approval of the Company’s executive compensation

For	Against	Abstain	Broker Non-Votes
157,469,578	42,018,967	210,448	11,348,557

Proposal 3.    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 28, 2024

For	Against	Abstain
198,092,169	12,721,966	233,415

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024	HOLOGIC, INC.

	By:	/s/ Mark W. Irving
Mark W. Irving Vice President and Secretary